Exhibit 99.1

Investor Presentation November 2004

Table of Contents Section I II III IV V Discussion Topic Company Overview Current Business Summary Sales & Marketing Risk Management Liquidity

Forward Looking Statements Certain statements in this presentation that are not historical facts, such as those using terms like "believes," "expects," "anticipates," "assumptions," "forecasts," "estimates" and those regarding the Company's future plans and objectives, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent the Company's outlook only as of the date of this presentation. While the Company believes that its forward-looking statements are reasonable, actual results could differ materially since the statements are based on current expectations, which are subject to risks and uncertainties. The most significant risks are detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Such risks include-but are not limited to-inability to forecast future collections, increased competition, fluctuating interest rates, reliance on capital markets, inability to generate sufficient cash flow, regulatory changes, and adverse economic conditions. Other factors not currently anticipated by management may also materially and adversely affect the Company's results of operations. The Company does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Overview

Unique Company Founded in 1972 No other successful program like CA's in 32 years Large underserved market Unique business model

Business Model Differences Model is different from a standard auto lender..... CA does not purchase loans at a discount CA does: Advance a portion of expected future cash flows to the Dealer-Partner ("DP") at loan inception Service loans for a 20% fee Credit 80% of the cash flows to DPs Portion delivered at inception in the form of the Advance Remainder as 80% of cash flows received after repayment of initial Advance

Basic Loan Wholesale Cost $5,420 Mark-Up 3,680 Selling Price 9,100 Down Payment (1,820) Amount Financed 7,280 Interest (36 months @ 22%) 2,720 Total Loan $10,000 Cash Flow to Dealer Advance $4,700 Down Payment 1,820 Total 6,520 Wholesale Cost 5,420 Immediate Profit 1,100 Holdback 3,300 Dealer Profit $4,400 Allocation Advance $4,700 Holdback 3,300 Dealer (80%) 8,000 CAC's Servicing Fee (20%) 2,000 Total $10,000 Sample Loan Example Assumes 100% Collection Rate NOTE: Loan specifics and assumptions are simplified for the purpose of illustrating the mechanics of a sample loan. Detail of CA's actual loan size and collection experience can be found in its most recent published financials on form 10K or 10Q.

Sample Loan DP enters into loan with customer Assigns loan to CA Customer makes payments to CA DP earns modest profit at loan origination thru a combination of an advance from CA and a down payment from customer Advance is conservative compared to expected future cash flows on loan and wholesale value of vehicle A significant down payment is received from customer Loan terms are short relative to "C" lenders DP has significant profit potential (dealer holdback) if loan performs

(Assumes 10 Loans Exactly Like The Previous Sample) ASSETS Cash ($47,000) Loans receivable $100,000 Unearned finance charges (20,000) Loans receivable, net $ 80,000 Total Assets $33,000 LIABILITIES Dealer holdbacks $80,000 Advances (47,000) Dealer holdbacks, net $33,000 Sample Balance Sheet

Loan Pooling DPs can group loans in discrete "pools" of not less than 100 loans DPs share of the collections (80%) applied to reduce the aggregate advance owing on pool Once the advance on a pool has been repaid, CA remits the DPs share of collections to the DP DP's aggregate advance balance is secured by the future collections on all loans originated by the DP that are assigned to CA

32 Years of Operating History 2002 Founded in Detroit by Donald Foss Offered receivables management and collection services to other dealerships in region 1972 1996 1992 1989 1990 IPO Developed nationwide expansion strategy Operations in US, UK & Canada Completed 8 bank financed securitizations 1997 2000 Developed proprietary scoring and pricing models Created CAPS system for dealer network CA has been operating with the same business model for 32 years 2003 Re- allocated capital to core business Completed first privately placed securitization in Jun03 and first warehouse line facility in Sep03 1999 Opened Henderson Office 2004 Completed second privately placed securitization and increased warehouse facility in Aug04

Market Overview Large market opportunity.... Annual US Vehicle Sales 16 Million New 44 Million Used Dealerships 20,000 Franchised 54,000 Independent Adult Population Beacon Score 15% or 32 million below 550 30% or 63 million below 640 ..... and CA has a very small piece of the market today..

Value to Dealer-Partners Guaranteed Credit Approval delivered instantly through the Internet Incremental vehicle sales Repeat and referral business Increases traditional sales Incremental service and body shop business Benefit from other services (sales training and marketing assistance)

Value to Customers Without our program Pay cash for a vehicle Do without a vehicle Finance thru a BHPH With our program Finance an affordable vehicle Customer Options Outcome No opportunity to reestablish credit Opportunity to reestablish credit

Current Business Summary

Current Business Summary Consists of: An active United States retail operation A liquidating portfolio of discontinued operations US retail operation Increasing the number of active DPs Modest reduction in originations per active DP Increasing Return on Capital Liquidating portfolio expected to return $12.8 million in capital for investment in US over next two years: UK $10.5 Canada 1.7 Leasing 0.6 Total $12.8

US Active Dealer-Partners 1998 1999 2000 2001 2002 Active Dealers 1729 1191 1139 1126 789 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Active Dealers 791 768 751 780 851 869 817 725 645 571 561 555 632 677 724 763 843 899 957 Annual Active DPs Quarterly Active DPs 1998 - 2002 Five year trend of declining number of active DPs Focus on increasing Return on Capital (ROC) resulted in termination of DP relationships that were not meeting CA's ROC targets Since 1Q02 Declining trend ceased at end of 2002 33% increase YTD 2004 vs. same period in 2003 Note: An "Active" DP originated at least one loan in the period

US Originations Per Active Dealer-Partner 1998 1999 2000 2001 2002 2003 YTD 2003 YTD 2004 Active Dealers 33.5 39.1 40.4 54.3 62.9 68.1 58.8 55.4 1998 - 2003 Increased originations per active DP 2001 introduction of CAPS resulted in significantly increased originations per active DP 2004 Modest reduction in loans per active DP

Sales & Marketing

Current sales force 58 Market Area Managers 9 Regional Area Managers Sales representative responsibilities Enroll new DPs Enhance relationships with existing DPs Sales Force

New DPs selected from CA direct marketing Referrals and inquiries Cold calling Industry conferences and trade shows New DPs pay $9,850 enrollment fee New DP Enrollment

Other services provided to DPs to assist them in servicing the below 640 Beacon score market Marketing Assistance Direct mailers Point of sale materials Internet leads Radio, TV, Print ads Training CA University In-Dealership training Regional training seminars E-Learning internet training Enhancement of Existing DP Relationships

Risk Management

Risk Management Benefits of Increasing Spread Increases the margin for error Improves Return on Capital Increases long-term DP commitment Appropriately managing the spread between the forecasted collection rate and the advance rate is critical to CA's success

Historical Spread * * Excludes UK originations ** 1995-1997 Loan originations produced high levels of advance losses due to the narrow spread between the forecasted collection rate and the advance rate. 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Adv. Loss Line 0.44 0.46 0.53 0.56 0.6 0.6 0.61 0.65 0.64 0.6 0.58 0.59 Advance Losses 0.01 0.01 0.05 0.1 0.12 0.1 0.038 0.024 0.02 0.015 0.01 0.01 0.35 0.37 0.42 0.45 0.48 0.48 0.49 0.52 0.51 0.48 0.46 0.47 Advance Rate 0.353 0.37 0.42 0.45 0.48 0.48 0.49 0.523 0.509 0.48 0.457 0.47 0.47 0.39 0.2 0.1 0.07 0.11 0.19 0.2 0.21 0.19 0.23 0.25 Forecasted Collections 0.817 0.76 0.62 0.55 0.55 0.585 0.676 0.719 0.721 0.67 0.691 0.723 Forecasted Collections Spread Advance Rate Prior to Current Risk Management System Current Risk Management System In Place **

Collection Rate Forecasts Largest risk to future performance Over 80% of forecast realized in first 36 months following loan origination Forecasts become more precise as loan pools mature

Forecast Accuracy 1999 Originations 70.9% 71.5% 72.0% 72.5% 72.9% 71.9%

Forecast Accuracy 2000 Originations 72.7% 71.7% 72.0% 73.0% 72.1%

Forecast Accuracy 2001 Originations 70.0% 67.0% 67.9% 67.1%

Forecast Accuracy 2002 Originations 67.8% 69.4% 69.1%

Liquidity

Liquidity Summary $76M available on $135M revolving credit facility as of September 30, 2004 $160M available on the $200M warehouse facility as of September 30, 2004 Completion of privately placed securitizations improves future access to debt capital

Revolving Credit Facility $135 Million Capacity $76.3 million of availability as of September 30, 2004 Renewed in June of 2004 Two Year Facility Term Covenants and borrowing base not presently restrictive Six Commercial Banks in Syndicate

Securitizations Completed eight bank-financed securitizations to date $510 million in debt financing raised via two different commercial bank conduits The last seven were accounted for as On-Balance-Sheet All repaid as of June 30, 2003 Completed a bank-financed revolving warehouse securitization September 2003 $200 million in debt financing available Accounted for as On-Balance-Sheet Renewed August 2004 One year term

Securitizations Cont'd Completed two privately placed securitization to date 1st Completed June 2003 $100 million 6 month revolving period Paid in full September 2004 2nd Completed August 2004 $100 million 6 month revolving period Improves future access to capital

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